Exhibit 99.4

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

SPECIAL MEETING OF STOCKHOLDERS OF

INDEPENDENCE REALTY TRUST, INC.

__________, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON ________, 2026:

The notice of special meeting, and proxy statement are available at www.eqproxyportal.com/18286/special

Please mark, sign, date and mail your proxy card promptly in the enclosed envelope.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000030000000000 8 _____26

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

	FOR	AGAINST	ABSTAIN
1. To approve the issuance of Independence Realty Trust, Inc. ("IRT") common stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of September 8, 2026, by and among IRT, Independence Realty Operating Partnership, LP, ("IRT OP"), Centerspace ("CSR"), Centerspace, LP ("CSR OP") and Islanders OP Sub, LLC ("IRT OP Merger Sub"), and amended by the Amendment to Agreement and Plan of Merger, dated September 22, 2026, by and among IRT, IRT OP, CSR, CSR OP, IRT OP Merger Sub, and Islanders Sub, LLC ("IRT Merger Sub") pursuant to which (a) CSR will merge with and into IRT Merger Sub, with IRT Merger Sub continuing as the surviving entity and a wholly owned subsidiary of IRT, and (b) immediately thereafter, IRT OP Merger Sub will merge with and into CSR OP, with CSR OP continuing as the surviving entity and a subsidiary of IRT OP (the "IRT Issuance Proposal").	☐	☐	☐
2. To approve the adjournment of the IRT special meeting from time to time, if necessary or appropriate, to solicit additional proxies in favor of the IRT Issuance Proposal if there are insufficient votes at the time of such adjournment to approve such proposal.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INDEPENDENCE REALTY TRUST, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INDEPENDENCE REALTY TRUST, INC.

The undersigned hereby appoints Scott F. Schaeffer and James J. Sebra, and each of them, acting individually, as proxies for the undersigned, each with the power to appoint such proxy's substitute, and hereby authorizes them, or either of them, to vote all of the shares of common stock of Independence Realty Trust, Inc. ("IRT") held of record by the undersigned at the close of business on ________, 2026, at the Special Meeting of Stockholders of IRT, to be held at ____ A.M. Eastern Time on ________________, 2026, at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103, and at any and all adjournments or postponements thereof as set forth on the reverse side hereof.

The Board of Directors of IRT recommends that stockholders vote FOR approval of the issuance of IRT common stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of September 8, 2026, by and among IRT, Independence Realty Operating Partnership, LP, ("IRT OP"), Centerspace ("CSR"), Centerspace, LP ("CSR OP") and Islanders OP Sub, LLC ("IRT OP Merger Sub"), and amended by the Amendment to Agreement and Plan of Merger, dated September 22, 2026, by and among IRT, IRT OP, CSR, CSR OP, IRT OP Merger Sub, and Islanders Sub, LLC (the "IRT Issuance Proposal"), and FOR the approval of one or more adjournments of the IRT special meeting to another date, time, or place, if necessary or appropriate, to solicit additional proxies in favor of the IRT Issuance Proposal.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If properly executed, but no direction is made, this Proxy will be voted FOR proposals 1 and 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

INDEPENDENCE REALTY TRUST, INC.

__________, 2026

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the instructions or scan the QR Code with your smartphone. Have this proxy card available when you access the web page.

Vote online until 11:59 P.M. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the special meeting at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON __________, 2026:
The notice of special meeting, and proxy statement are available at www.eqproxyportal.com/18286/special

Please detach along perforated line and mail in the envelope provided IF you are not voting online.

00030000030000000000 8 ______26

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Proposal	FOR	AGAINST	ABSTAIN
1. To approve the issuance of Independence Realty Trust, Inc. ("IRT") common stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of September 8, 2026, by and among IRT, Independence Realty Operating Partnership, LP, ("IRT OP"), Centerspace ("CSR"), Centerspace, LP ("CSR OP") and Islanders OP Sub, LLC ("IRT OP Merger Sub"), and amended by the Amendment to Agreement and Plan of Merger, dated September 22, 2026, by and among IRT, IRT OP, CSR, CSR OP, IRT OP Merger Sub, and Islanders Sub, LLC ("IRT Merger Sub") pursuant to which (a) CSR will merge with and into IRT Merger Sub, with IRT Merger Sub continuing as the surviving entity and a wholly owned subsidiary of IRT, and (b) immediately thereafter, IRT OP Merger Sub will merge with and into CSR OP, with CSR OP continuing as the surviving entity and a subsidiary of IRT OP (the "IRT Issuance Proposal").	☐	☐	☐
2. To approve the adjournment of the IRT special meeting from time to time, if necessary or appropriate, to solicit additional proxies in favor of the IRT Issuance Proposal if there are insufficient votes at the time of such adjournment to approve such proposal.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.